Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Registration Statement on Form SB-2 of our report dated March 24, 2006, except for Note 18, for which the date is April 11, 2006, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in the Prospectus.




                                                       HASKELL & WHITE LLP

Irvine, California
June 30, 2006